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EXHIBIT 23.1.9

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 25, 1998, with respect to the financial statements of Pyramid Imaging, Inc., included in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of shares of its Class A common stock.






                                                  /s/ ERNST & YOUNG LLP

San Francisco, California
January 14, 1999